                                                                    Exhibit 10.7
                    OPERATOR AND NETWORK SERVICES AGREEMENT
                   -----------------------------------------

                              TABLE OF CONTENTS

SECTION I.
     CONTRACT DEFINITIONS............................................  PAGE  1

SECTION II.
     COMPUTATION AND REMITTANCE OF COMMISSION DUE BSPC...............  PAGE  4

SECTION III.
     OPERATOR SERVICES...............................................  PAGE  5

SECTION IV.
     ADDITIONAL SERVICES.............................................  PAGE  7

SECTION V.
     PROVISION AND MAINTENANCE OF ANI DATABASES......................  PAGE  7

SECTION VI.
     VALIDATION, SWITCHING AND NETWORK FACILITIES....................  PAGE  8

SECTION VII.
     REPORTING, SETTLEMENT AND REMITTANCE OF FUNDS................... PAGE  13

SECTION VIII.
     SERVICE IMPLEMENTATION.......................................... PAGE  15

SECTION IX.
     MINIMUM LIVE OPERATOR SETTLEMENTS............................... PAGE  16

SECTION X.
     TERM/EXCLUSIVITY................................................ PAGE  17

SECTION XI.
     TERMINATION OF AGREEMENT........................................ PAGE  18

SECTION XII.
     BRANDING AND REGULATORY ISSUES.................................. PAGE  18

SECTION XIII.
     CONFIDENTIALITY AND NON-DISCLOSURE.............................. PAGE  19

SECTION XIV.
     INDEMNIFICATION AND LIMITATION OF LIABILITY..................... PAGE  21

SECTION XV.
     DISPUTE RESOLUTION.............................................. PAGE  21

SECTION XVI.
     TAXES........................................................... PAGE  22

SECTION XVII.
     MISCELLANEOUS................................................... PAGE  22

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                  Propriety & Confidential
Operator and Network Services Agreement                        Table of Contents

                    OPERATOR AND NETWORK SERVICES AGREEMENT

              --------------------------------------------------

                               TABLE OF CONTENTS

SECTION XVII.
     TAXES ............................................................. PAGE 25

SECTION XVIII.
     MISCELLANEOUS ..................................................... PAGE 26

EXHIBIT I.
     CHARGES FOR SERVICES

EXHIBIT II.
     VOLUME PROJECTIONS

EXHIBIT III.
     CDR SAMPLE

EXHIBIT V.
     CALL RATING COMPONENTS DATABASE STRUCTURE/COMPONENT DEFINITIONS

EXHIBIT VI.
     OSO ORDER FORM

EXHIBIT VII.
     ACD FORM

EXHIBIT VIII.
     DESCRIPTION OF MANAGEMENT REPORTS

EXHIBIT IX.
     TELTRUST DATABASE CONFLICT POLICY

EXHIBIT X.
     SAMPLE PREPAID CALLING REPORTS

EXHIBIT XI.
     FRAUD SYSTEM GUIDELINES

EXHIBIT XII.
     EMERGENCY CALL HANDLING PROCEDURES

EXHIBIT XIII.
     NETWORK CONFIGURATION DIAGRAMS

EXHIBIT XIV.
     SERVICE LEVEL AGREEMENTS FOR PROVISION OF DAILY CDR


--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                        Table of Contents

                    OPERATOR AND NETWORK SERVICES AGREEMENT

    THIS AGREEMENT is entered into this 21st day of November, 1996 ("Effective Date") by and between TELTRUST COMMUNICATIONS SERVICES, INC. ("TELTRUST"), a Utah corporation with its principal place of business at 221 North Charles Lindbergh Drive, Salt Lake City, Utah 84116 and BELLSOUTH LONG DISTANCE, INC. ("BSLD"), a Delaware corporation with its principal place of business at 32 Perimeter Center East, Atlanta, GA 30346 (hereinafter collectively referred to as the "Parties").

                               R E C I T A L S:

   WHEREAS, TELTRUST offers live operator services, automated platform services, directory assistance services and related telecommunications services; and

   WHEREAS, BSLD desires to obtain TELTRUST's live operator, automated call processing, directory assistance and other related telecommunications services, detailed below, in connection with its business objectives, that is, to offer a full contingent of telecommunications services to its targeted customer base which includes, but is not limited to, Affiliates of BSLD; and

   WHEREAS, based upon the specific mutual obligations and commitments as set forth below, the Parties desire to enter into a business relationship in which BSLD will purchase from TELTRUST certain call processing services to complement and facilitate its service offerings to End User Customers directly or through various agency and sales channels that may include BSLD Affiliates, or both.

   NOW, THEREFORE, in consideration of mutual covenants herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

SECTION I.  CONTRACT DEFINITIONS.

 1.1 AFFILIATE: A company or entity in which BellSouth Corporation holds an equity or equivalent financial interest, e.g. BellSouth Cellular, BellSouth Telecommunications, etc.

 1.2  ANI: Automatic Number Identification, e.g., a telephone number.

 1.3 AUTOMATED CALL PROCESSING: Services provided through TELTRUST's automated switching platform.

 1.4 AUTOMATED COLLECT CALL: A collect call that is placed through a switching platform that performs the same functions as a live operator, i.e. obtaining the caller's name, acceptance of charges by the bill to party, etc., through a computerized mechanism.

 1.5 BELLSOUTH REGION: The nine state area currently served by BellSouth Telecommunications, consisting of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC                 Proprietary & Confidential
Operator and Network Services Agreement                                   Page 1

 1.6 BILLING TELEPHONE NUMBER ("BTN"): The number associated with a specific account which carries all pertinent billing information to which a completed operator or network platform services call will be billed.

 1.7 BONG TONE: The tone heard by an End User after having reached TELTRUST automated platforms.

 1.8 BRANDING: The association of the BellSouth name with a BellSouth service by a TELTRUST live operator or automated platform.

 1.9 CALL ATTEMPT: An attempt made by an End User to place any call type contemplated in this Agreement. A call attempt may result in either a Completed Call or an Incomplete Call.

 1.10 CLEARING HOUSE: The provider of bill clearing services whereby Call Records are submitted to the LEC for billing and collections via the LEC billing system.

 1.11 CALL RATING SERVICE: Service whereby TELTRUST rates calls using its software and according to rating instruction provided by BSLD. See EXHIBIT V, "Call Rating Components."

 1.12 CALL RECORDS: Records relating to individual telephone calls originated by BSLD's or its Affiliates' End Users.

 1.13 CALLING CARD: A non-proprietary card issued to End Users, generally by Local Exchange Carriers, that can be used to bill completed calls. Calling card databases are maintained via LIDB in order that calling card numbers can be validated prior to placing and billing a call.

 1.14 CASUAL CALLING-DIALING: A call placed by an End User Customer, initiated by first dialing a carrier identification code, e.g. 10377, followed by 0 and the number to which the End User Customer wishes to be connected. As referenced by this Agreement, casual calling will originate over circuits provided to BSLD by its contracted ingress transport provider ("IXC"). Casual-Calling will be permitted to originate within the nine state territory of BellSouth Telecommunications.

 1.15 COMMENCEMENT DATE: For the purposes of measuring the Initial Contract Term of this Agreement, the Commencement Date shall be the earlier of January 1, 1998 or two months after Market Entry Date.

 1.16 COMPLETED CALL: A call attempt that reaches the TELTRUST platform or a TELTRUST live operator, that results in successful connection between the calling and called party.

 1.17 CREDIT CARD: A card issued to End Users by banking institutions, e.g. MasterCard, VISA, American Express, that is used to bill completed calls.

 1.18 DIRECTORY ASSISTANCE: Service whereby a TELTRUST live operator attempts to locate a telephone number listing or an address listing, or both, to a BSLD or Affiliate End User who has dialed 1+NPA+555+1212. Service may also be provided to End Users who have dialed 0+NPA+555+1212 as an operator services call. In the event of such a call, both rate elements for Operator Services and Directory Assistance, as outlined in EXHIBIT I, "Charges For Services," shall apply.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC                 Proprietary & Confidential
Operator and Network Services Agreement                                   Page 2

 1.19 DIRECTORY ASSISTANCE - CALL COMPLETION: Automated system providing an End User of Directory Assistance the ability to complete a call to the number for which the End User sought a telephone number listing or an address listing, or both, without having to hang up and initiate a new call.

 1.20 END USER CUSTOMER: A consumer, who may or may not be a subscriber to BSLD or its Affiliates, who places, or attempts to place, any type of telephone call as described in this Agreement. Also referred to as End User.

 1.21 ENHANCED SERVICES: Optional Information Services, i.e. News, Weather, Sports, Stock Market, that is available to Prepaid Calling Card Customers by selecting a menu option given by the Prepaid Calling Platform.

 1.22 FULLY AUTOMATED CALLING CARD CALL: A call placed by dialing 0 plus the destination number followed by entering a calling card number at the bong tone, and no operator intervention is required.

 1.23 INCOMPLETE CALL: A call attempt that reaches the TELTRUST platform or a TELTRUST live operator that does not result in a connection between the calling and called party.

 1.24 INITIAL MARKET ENTRY DATE: The first day of the month following the date upon which BSLD obtains all necessary legal authority, including any authority required under 47 U.S.C. Section 271 (d) to provide non incidental originating interLATA telecommunications service in a BellSouth Region state.

 1.25 INTERNATIONAL CALL: A call attempt to a destination other than the United States and its outlying territories. May include calls placed by dialing 011 or 01 plus the applicable country and city code, or calls placed to other countries utilizing the North American Numbering Plan.

 1.26 IXC: lnterexchange Carrier: A provider of long distance transport services to BSLD.

 1.27 LINE INFORMATION DATABASE ("LIDB"): Database utilized for validation of billing methods; maintained by Local Exchange Carriers and containing BTNs that accept billing of 0+ or 0- calls, or both.

 1.28 LIVE OPERATOR SERVICES: All services provided by TELTRUST which require the intervention and assistance of a live operator.

 1.29 MARKET ENTRY DATE: Also referred to as Full Market Entry, the first day of the month following the date upon which BSLD obtains all necessary legal authority, including any authority required under 47 U.S.C. Section 271 (d) to provide non incidental originating interLATA telecommunications service in all states in the BellSouth Region.

 1.30  NORTH AMERICAN NUMBERING PLAN: The series of 10 digits (preceded by 1 or
 0) dialed to reach a destination in North America, e.g., 0+NPA+NXX+XXXX.

 1.31 OPERATOR ASSISTED CALLING CARD CALL: A call billed to a calling card with the assistance of a live operator.

 1.32 OPERATOR ASSISTED CREDIT CARD CALL: A call billed to a credit card with the assistance of a live operator.

________________________________________________________________________________
TELTRUST COMMUNICATIONS                               Proprietary & Confidential
Operator and Network Services Agreement                                   Page 3

 1.33 OPERATOR ASSISTED COLLECT CALL: A call billed to the called to party with the assistance of a live operator.

 1.34 OPERATOR ASSISTED THIRD-PARTY BILLED CALL: A call billed to a third-party with the assistance of a live operator.

 1.35 OPERATOR ASSISTED GENERAL ASSISTANCE CALL: A call placed to a live operator by an End User or caller requesting rate information, refund & repair information, time of day information, and other like information and which does not result in a call being placed by TELTRUST's operator.

 1.36 OPERATOR ASSISTED SENT-PAID CALLS: A call attempt placed by an End User who reaches a live operator and requests connection to a destination and also requests that the call be billed to the originating ANI. Operator assisted sent-paid calls will be available only to BSLD Affiliate End User Customers as specifically designated by BSLD.

 1.37 OUTCLEARING SERVICES: Service whereby TELTRUST sends appropriately rated Call Records to its Clearinghouse in order to bill the responsible (billed) party for a completed call.

 1.38 PERSON-TO-PERSON CALL: An operator-assisted call in which the caller requests to speak with a particular person. Charges on a Person-to-Person Call may be billed to the called party or via an alternative billing method, i.e. credit card, calling card, third-party.

 1.39 PREPAID CALLING CARD CALL: A call placed using a calling card established with a predetermined value (such as dollars, minutes or units) that decreases as it is used and which is paid for in advance by the End User.

 1.40 PROPRIETARY CALLING CARD CALL: A call placed using a proprietary card issued by a carrier (i.e. BSLD) for use by its customers. The proprietary nature of the card requires that a unique access code, e.g. 1-800 or 1-888, be dialed by a cardholder to access the carrier's network in order to place a call using the proprietary card as the method of payment for the call.

 1.41 RAMP UP PERIOD: The period of time beginning one month after the date this Agreement is executed and ending on the Commencement Date.

 1.42 STATION-TO-STATION CALL: Any operator assisted call in which the calling party does not specify a party with whom he/she must be connected (e.g. person-to-person), and for which billing will occur once answer supervision is received as a result of the called number answering.

 1.43 VALIDATION: Process by which a BTN is determined to be authorized and in good standing by the issuer.

 1.44 0+/- CALL ATTEMPT: Call placed when an End User dials zero ("0"), plus the destination number.

 1.45 0- CALL ATTEMPT: Call placed when End User dials zero ("0") or zero-zero ("00"), but no destination number or billing method. Destination and billing information must be requested by an operator and must be manually keyed by the operator to process the call attempt.

________________________________________________________________________________
TELTRUST COMMUNICATIONS                               Proprietary & Confidential
Operator and Network Services Agreement                                   Page 4

SECTION II.  OPERATOR SERVICES.

  2.1   LIVE OPERATOR SERVICES.


        2.1.1 LIVE OPERATOR SERVICES. TELTRUST shall provide BSLD with trained bilingual (English and Spanish) live call assistance operators twenty four hours a day, seven days a week. Live operator service shall begin at the time of operator answer and end at the time the operator releases the call. Live operator services shall be supplied, and billed to BSLD, for all call attempts, whether completed or incomplete. Charges to BSLD for live operator services are attached hereto as EXHIBIT I, "Charges For Services." Live call assistance operators shall provide live operator services for the following types of calls:

          (1) Operator Assisted Calling or Credit Card Calls:
          (2) Operator Assisted Collect Calls; and
          (3) Operator Assisted Third-Party Billed Calls;
          (4) Operator Assisted General Assistance Calls; and
          (5) Operator Assisted Sent-Paid Calls.

        These services may be provided on a station-to-station or person-to-person basis. TELTRUST shall not process International Collect Calls, except to those countries where proper billing arrangements have been set by BSLD or its designated clearinghouse, and that also make those numbers available for validation.

  2.2   AUTOMATED CALL PROCESSING.

        2.2.1 AUTOMATED CALL PROCESSING SERVICES. TELTRUST shall provide BSLD with switching and software platforms for the following:

          (1)  Automated Collect Calls;
          (2)  Fully Automated 0+ Dialed Calling Card Calls.

        Charges to BSLD for Automated Call Processing are attached hereto as
        EXHIBIT I, "Charges For Services." Automated Call Processing services shall be supplied, and billed to BSLD, for all automated call attempts, whether completed or incomplete except those call attempts defaulting to a live operator.

        2.2.2 BSLD SWITCH INSTALLATION. BSLD may install its own switch to handle Automated Call Processing Services itself at some point during the term of this Agreement. The Parties contemplate that BSLD shall use TELTRUST facilities for Automated Call Processing Services until June 30, 1998; however, BSLD shall not be restricted from use of TELTRUST facilities for Automated Call Processing past this date. BSLD agrees to provide TELTRUST with a minimum of ninety (90) days written notice of its intent to no longer utilize TELTRUST for Automated Call Processing Services.

________________________________________________________________________________
TELTRUST COMMUNICATIONS                               Proprietary & Confidential
Operator and Network Services Agreement                                   Page 5

2.3  VALIDATION SERVICES.

     [***]

________________________________________________________________________________
TELTRUST COMMUNICATIONS                               Proprietary & Confidential
Operator and Network Services Agreement                                   Page 6

      * Portions of this Agreement have been redacted to preserve the Company's confidential information.

      [***]

 2.4  CALL RATING.

   2.4.1 TELTRUST shall provide software & other appropriate systems to format and rate calls, in industry standard EMI format, in order that Call Records will be submitted either: (1) directly to a Clearing House pursuant to
   SECTION 2.5. below, and subject to BSLD's approval and direction; or (2) to a specific location as directed by BSLD in writing. Charges to BSLD for Call Rating Services are attached hereto as EXHIBIT I, "Charges For Services."

   2.4.2 BSLD shall be responsible for selecting the rate schedules containing the rates to be charged to End User Customers of BSLD or its Affiliates.
   BSLD shall forward all rating instructions in writing, signed by BSLD's authorized employee, to BSLD's designated representative at TELTRUST. TELTRUST shall implement call rating information on BSLD's requested implementation date, effective at 12:00 a.m. eastern time, provided that the requested implementation date is at no fewer than two (2) business days from receipt. TELTRUST will confirm those changes in writing to BSLD within one
   (1) business day of implementation. TELTRUST shall not be responsible for calculation and application of, or any liability associated with, any applicable taxes related to calls processed and submitted for billing and collection. BSLD shall have fourteen (14) days from receipt of confirmation by TELTRUST that BSLD's call rating information has been implemented to correct rating information that is confirmed in error. Thereafter, TELTRUST shall not be liable to BSLD or its Affiliates for any damages whatsoever resulting from incorrect rates, absent system errors, being charged by TELTRUST software on behalf of BSLD. Components to be rated in a Call Record that is to be billed to an End User Customer are detailed in EXHIBIT V.

________________________________________________________________________________
TELTRUST COMMUNICATIONS                               Proprietary & Confidential
Operator and Network Services Agreement                                   Page 7

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

 2.5  OUTCLEARING SERVICES.

   2.5.1 LEC OUTCLEARING SERVICES. If requested by BSLD, TELTRUST may supply billing and collection services to BSLD under the terms and conditions of TELTRUST's billing agreements with its Clearing House. Outclearing charges will apply only when and if BSLD requests that TELTRUST supply these outclearing services through TELTRUST's billing agreements. BSLD shall provide TELTRUST at least thirty (30) days written notice detailing whether it desires Call Records be cleared via TELTRUST's Clearing House or submitted directly to BSLD, or a location specified by BSLD. In addition to any TELTRUST per call clearing fees detailed in EXHIBIT I, BSLD shall be responsible for all LEC and Clearing House fees as well as all costs or charges for Bad Debt, Unbillable Call Records, True-ups, Customer Service Adjustments, and any applicable LEC and Clearing House imposed fees (the "Clearing Costs"). These Clearing Costs shall be passed-through to BSLD at TELTRUST's cost.

   2.5.2  MERCHANT OUTCLEARING SERVICES.    If requested by BSLD, TELTRUST may
   supply billing and collection services to BSLD under the terms and conditions of TELTRUST's merchant billing agreements, in which case Outclearing Charges will apply. BSLD shall provide TELTRUST at least thirty (30) days written notice detailing whether it desires Call Records be cleared via TELTRUST's Merchant Clearing House or submitted directly to BSLD, or a location specified by BSLD. In addition to any TELTRUST per call clearing fees detailed in EXHIBIT I, BSLD shall be responsible for all Merchant and Clearing House fees as well as all costs or charges for Bad Debt, Unbillable Call Records, True-ups, Customer Service Adjustments, and any applicable Merchant or Clearing House imposed fees (the "Clearing Costs"). These Clearing Costs shall be passed-through to BSLD at TELTRUST's cost. TELTRUST will provide information to BSLD related to merchant outclearing in a form consistent with information received directly from the Merchant Clearing House. TELTRUST will advise BSLD of any changes in credit cards available for billing (i.e. MasterCard, American Express, Diner's Club) as those changes occur.

   2.5.3 TELTRUST shall transmit by the end of each business day completed call records for the previous day's (or days') applicable call activity, in EMI format, to BSLD's designated location, pursuant to SECTION 2.4.1 above. Should TELTRUST experience system difficulties such that a delay of more than 24 hours would occur, it will advise in writing of the situation to a BSLD representative designated by BSLD as the primary point of contact for billing and collection activity. In no event, however, shall any system difficulties cause any call records to be rendered unbillable due to age of toll restrictions imposed by the billing LEC.

 2.6  CASUAL OPERATOR SERVICE CALLING.

   2.6.1 Casual operator services calling initiated by BSLD's, or its Affiliates', End User Customers, and originating within the BellSouth region, shall be processed by TELTRUST. Calls may originate from ANIs that may or may not be resident in ANI databases maintained by TELTRUST for BSLD and its Affiliates' sites or subscribers. Calls shall be rated, pursuant to SECTION
   2.4.2 above, in accordance with rates determined by BSLD for such calls. Billing methods available for such calls are as outlined in SECTIONS 2.1 and
   2.2 above. In the event that a casual dialed operator service call originates from an ANI in TELTRUST's databases, e.g. a BSLD or Affiliate

________________________________________________________________________________
TELTRUST COMMUNICATIONS                               Proprietary & Confidential
Operator and Network Services Agreement                                   Page 8
   subscriber, rates assigned to that location prevail over any rates resident in TELTRUST databases that are designated for casual operator service calling. Casual Operator Service Calls shall be subject to validation and will be rated and outcleared for billing and collection in accordance with the terms described in this SECTION 2.

   2.6.2 It shall be the responsibility of BSLD to deliver casual operator services calls to TELTRUST switching sites as determined by the Parties to be most advantageous based on network efficiencies.

 2.7  QUALITY OF SERVICES.  TELTRUST shall provide the services described in
 SECTION 2 in conformance with the appropriate industry standards for like services and as detailed in EXHIBIT III. The Parties agree to meet quarterly, or sooner if necessary, to review performance and related issues.

SECTION III.  PROPRIETARY CALLING PLATFORM SERVICES.

 3.1 BSLD or its Affiliates may issue proprietary calling cards or proprietary calling access numbers, or both, to its customers. TELTRUST will provide platform services, as described in this SECTION 3, for calls placed utilizing BSLD or Affiliate Proprietary access codes. Charges for services are outlined in EXHIBIT I, "Charges For Services," attached hereto.

 3.2 Call processing will be as follows: End User Customers will place calls by dialing a proprietary 800 or 888 access number, which will be routed by BSLD or its IXC to TELTRUST's switching and operator service platforms. BSLD will manually supply to TELTRUST the prompts and menu selections it wishes to make available to its customers, and TELTRUST will implement such prompts and menu selections, consistent with the features and functionality of its platforms, within fifteen (15) business days.

 3.3 TELTRUST shall not be responsible for costs associated with inbound or outbound network facility to deliver calls to TELTRUST's switch(es) or costs to facilitate the interconnection from TELTRUST switch(es) to BSLD-contracted termination providers.

 3.4 Calls may be billed, as directed by the End User Customer, as an operator services call, subject to the provisions of SECTION 2 above, or to certain proprietary cards issued by BSLD or its Affiliates to its customers; such card numbers shall be in a fourteen (14) digit format consistent with TELTRUST validation database structures, and shall be supplied to TELTRUST in a mutually acceptable electronic format for input into TELTRUST validation databases. The Parties will work together to determine parameters governing the timing and mechanisms of card number activation consistent with the capabilities and mutual objectives of the Parties.

 3.5 Call records charged via proprietary card numbers that are to be billed to BSLD or Affiliate customers will be submitted, with all necessary information, to BSLD in order that billing may be effected. Call records will be submitted in a format as described in EXHIBIT IV once each business day, unless otherwise agreed to in writing, for the previous day's (or days') applicable call activity to BSLD's designated location. The method of data transfer shall be mutually agreed upon by the Parties.

 3.6 Completed Calls may be billed to Calling Cards, Credit Cards, Collect, or Third Party, subject to LIDB validation measures, per SECTION 2.3 above. Such calls shall be rated in accordance with rates set forth by BSLD for calls originating via proprietary access numbers, and shall be submitted for billing and collection pursuant to SECTION 2.5 above.

________________________________________________________________________________
TELTRUST COMMUNICATIONS                               Proprietary & Confidential
Operator and Network Services Agreement                                   Page 9

3.7 CALL RATING.

  3.7.1 TELTRUST shall provide software & other appropriate systems to format and rate calls, in industry standard EMI format, in order that Call Records will be submitted either: (1) directly to a Clearing House pursuant to SECTION
  2.5. above, and subject to BSLD's approval and direction; or (2) to a specific location as directed by BSLD in writing. Charges to BSLD for Call Rating Services are attached hereto as EXHIBIT I, "Charges For Services."

  3.7.2 BSLD shall be responsible for selecting the rate schedules containing the rates to be charged to End User Customers of BSLD or its Affiliates. BSLD shall forward all rating instructions in writing, signed by BSLD's authorized employee, to BSLD's designated representative at TELTRUST. TELTRUST shall implement call rating information on BSLD's requested implementation date, effective at 12:00 a.m. eastern time, provided that the requested implementation date is no fewer than two (2) business days from receipt. TELTRUST will confirm those changes in writing to BSLD within one (1) business day of implementation. TELTRUST shall not be responsible for calculation and application of, or any liability associated with, any applicable taxes related to calls processed and submitted for billing and collection. BSLD shall have 14 days from receipt of confirmation by TELTRUST that BSLD's call rating information has been implemented to correct rating information that is confirmed in error. Thereafter, TELTRUST shall not be liable to BSLD or its Affiliates for any damages whatsoever resulting from incorrect rates, absent system errors, being charged by TELTRUST software on behalf of BSLD. Components to be rated in a Call Record that is to be billed to an End User Customer are detailed in EXHIBIT V.

 3.8 Proprietary card numbers will be validated utilizing TELTRUST negative databases. Card numbers will be maintained by TELTRUST, and marked as valid for billing in the negative database. Methods and Procedures for database maintenance may be amended from time to time, and may include maintenance responsibility shifting from TELTRUST to BSLD, or a third party as directed by BSLD. BSLD shall provide TELTRUST at least thirty (30) days written notice detailing any such change in such Methods and Procedures. TELTRUST shall not allow a call to be completed in which the proprietary card number has not been validated under the previously described procedures.

 3.9 If TELTRUST maintains proprietary card number databases on behalf of BSLD, it shall maintain information in a strictly confidential manner, and will not allow use of the database by any party other than BSLD or its Affiliates, as directed by BSLD.

 3.10 QUALITY OF SERVICES.  TELTRUST shall provide the services described in
 SECTION 3 in conformance with the appropriate industry standards for like services and as detailed in EXHIBIT III. The Parties agree to meet quarterly, or sooner if necessary, to review performance and related issues.

SECTION IV.  PREPAID CALLING SERVICES.

 4.1. TELTRUST will provide call processing services for BSLD's or its Affiliates' End User Customers who have purchased prepaid calling cards sold by BSLD or its Affiliates. Charges for services are outlined in EXHIBIT I, "Charges For Services," attached hereto. BSLD will manually supply to TELTRUST the prompts and menu selections it wishes to make available to its customers. TELTRUST will implement such prompts and menu selections consistent with the features and functionality of its platforms within five (5) business days of receipt of prompt and menu selection requests from BSLD.

________________________________________________________________________________
TELTRUST COMMUNICATIONS                               Proprietary & Confidential
Operator and Network Services Agreement                                  Page 10

4.2. TELTRUST shall not be responsible for any costs associated with inbound or outbound network facility to deliver calls to TELTRUST's switch(es) or any costs to facilitate the interconnection from TELTRUST switches to BSLD-contracted termination providers.

4.3. Card numbers issued for use will be in a 12 digit format. Card numbers will be issued by TELTRUST in minimum quantities of 10,000 per batch. Card numbers will be issued to BSLD and will be available for use upon receipt of numbers by BSLD.

4.4. Each card will carry an expiration date of no later than one year from the date of activation.

4.5. At its option, BSLD may submit to TELTRUST a request for bid for card production. Any such request for bid shall be in writing, and will include the following: number of cards to be produced, mechanical specifications (i.e. size, color, etc.), requested delivery date and drop ship information.
TELTRUST will respond to any BSLD request for bid no later than five (5) business days from date of receipt. BSLD shall be responsible for all design layout and camera ready artwork. TELTRUST reserves the right to review card use instructions as they relate to TELTRUST platform capabilities.

4.6. TELTRUST will offer to BSLD or its Affiliates' End User customers the ability to recredit previously purchased prepaid calling cards. The End User can elect to utilize automated recredit menu selection, or can recredit through a TELTRUST provided Customer Service Representative. In addition to the charges for recrediting, in the event that a live Customer Service Representative processes a customer's recredit request, the Customer Service rate element, as outlined in EXHIBIT I, "Charges For Services," will apply. TELTRUST will report to BSLD recredit activity on a serial number basis. Recrediting (i.e. "refreshing" or "recharging") is available by charging the amount of End User requested recredit to a commercial credit card, subject to the terms and conditions of SECTION 2.5.2 above.

4.7. All reports for prepaid calling information are serial number based. Reports available are attached as EXHIBIT X.

4.8 CALL RATING. TELTRUST shall provide software & other appropriate systems to format and rate calls. Charges to BSLD for Call Rating Services are attached hereto as EXHIBIT I, "Charges For Services." BSLD shall be responsible for selecting the rate schedules containing the rates to be charged to End User Customers of BSLD or its Affiliates. Rate schedules will be in accordance with any BSLD tariffs applicable, and implemented within the parameters of rating capabilities of TELTRUST prepaid calling platforms. BSLD shall forward all rating instructions in writing, signed by BSLD's authorized employee, to BSLD's designated representative at TELTRUST. TELTRUST shall implement call rating information on BSLD's requested implementation date, effective at 12:00 a.m. eastern time, provided that the requested implementation date is at no fewer than two (2) business days from receipt. TELTRUST will confirm those changes in writing to BSLD within one (1) business day of implementation. TELTRUST shall not be responsible for calculation and application of, or any liability associated with, any applicable taxes related to calls processed. BSLD shall have fourteen (14) days from receipt of confirmation by TELTRUST that BSLD's call rating information has been implemented to correct rating information that is confirmed in error. Thereafter, TELTRUST shall not be liable to BSLD or its Affiliates for any damages whatsoever resulting from incorrect rates, absent system errors, being charged by TELTRUST software on behalf of BSLD.

4.9 Funds due BSLD or its Affiliates from recredits shall be credited against monthly TELTRUST invoices to BSLD for services rendered pursuant to this Agreement.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 11

4.10. TELTRUST shall provide trained, bilingual (English and Spanish) Prepaid Calling Card Customer Service Representatives ("CSRs") from 4:00 a.m. to 12:00 a.m. MST, seven days per week. During hours which live customer service operators are not available, automated recrediting and the ability for users to leave messages will be available.

4.11 Access to Enhanced Services will be made available, at BSLD's or Affiliates' request, to prepaid calling card holders. Services are provided by a third party, and may be accessed from TELTRUST's platforms via menu selection. Examples of services available include access to: news, weather and sports information. Additional services may be or become available throughout the term of the Agreement, and TELTRUST will advise BSLD of any such changes as received from its supplier(s).

4.12 Prepaid Card holders will be restricted from using prepaid cards for access to 700, 800, 900, 950 and like numbers.

4.13  QUALITY OF SERVICES.  TELTRUST shall provide the services described in
SECTION 4 in conformance with the appropriate industry standards for like services and as detailed in EXHIBIT III. The Parties agree to meet quarterly, or sooner if necessary, to review performance and related issues.

SECTION V.  DIRECTORY ASSISTANCE SERVICES.

5.1 DIRECTORY ASSISTANCE. TELTRUST shall provide trained directory assistance operators, access to its national database and call completion service for United States listings twenty four (24) hours a day, seven (7) days a week. TELTRUST shall provide directory assistance and call completion services for ten digit dialed inquiries, e.g., 1+ NPA + 555 + 1212. Charges for services are outlined in EXHIBIT I, "Charges For Services," attached hereto. Directory Assistance service shall also be supplied for calls dialed 0+NPA+555+1212. Such calls shall be considered operator services calls, and applicable rate elements, per EXHIBIT I, for operator services shall apply in addition to the charges applicable for Directory Assistance.

5.2   CALL COMPLETION.  Services are provided as follows:

      5.2.1 A directory assistance query arrives at the TELTRUST operator station as a traditional directory assistance call (e.g. BSLD or Affiliate End User Customer dials 1+NPA+555+1212).

      5.2.2 After finding the requested information, the TELTRUST operator releases the call to the Automated Response Unit (ARU).

      5.2.3 The ARU prompts the caller with a BSLD brand and instructs the caller that if he/she wants the telephone number only to press #1; or if he/she desires both the telephone number and the call to be automatically completed to press #2.

5.3 NETWORK CONNECTIVITY. It shall be the responsibility of BSLD to deliver directory assistance calls to TELTRUST switching sites, as determined by the Parties to be most advantageous based on network efficiencies. TELTRUST will be responsible to route Directory Assistance queries received at its switching sites to its directory assistance operators. For any directory assistance queries utilizing call completion service, TELTRUST will deliver such calls to BSLD or its IXC for call termination.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 12

SECTION VI.  PROVISION AND MAINTENANCE OF ANI AND
             PROPRIETARY NUMBER DATABASES.

6.1 BSLD shall be responsible to provide ANI and proprietary card number information consistent with the requirements of the order form attached as
EXHIBIT VI. Any exception to the requirements outlined in the order form shall be mutually agreed upon by the Parties.

6.2 TELTRUST shall be responsible to implement additions, deletions or changes to BSLD's or its Affiliates' ANI or proprietary card number database(s). Any such additions, deletions or changes shall be effective the second business day following the receipt of order forms provided that such forms are 1) received by 3:00 p.m. MST and 2) are complete with respect to required field inputs.
Any requests for additions, deletions or changes on the part of BSLD shall be submitted in accordance with the "ACD Order" attached as EXHIBIT VII, or via electronic transfer methods as mutually agreed upon by the Parties. All changes implemented shall be confirmed to BSLD in writing (or electronically). BSLD shall be responsible to review such confirmations and inform TELTRUST, in writing (or electronically) of any errors discovered. Confirmations shall be considered complete and accepted four business days after receipt by BSLD.

      6.2.1 In the event change requests are received after 3:00 p.m. MST, such requests will be considered to have been received on the next business day, and therefore implemented two business days thereafter. In the event of incomplete forms, error records or files being received, TELTRUST shall notify BSLD within twenty four (24) hours which change requests have not been accepted, and BSLD shall be responsible to correct and resubmit changes.

6.3 BSLD shall be responsible for providing TELTRUST with all billing CIC, entity code and sub-account information, i.e., property identifying which brands apply to which ANIs, which will dictate the billing CIC attached to call records from that ANI, or dedicated trunk group(s), in order that the appropriate information is shown on End User bills and management reports provided by TELTRUST.

[***]

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 13

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

      [***]

SECTION VII.  SWITCHING AND NETWORK FACILITIES.

7.1 TELTRUST shall be responsible for all costs associated with the acquisition, installation and maintenance of necessary switching equipment to facilitate the call volumes projected by BSLD, as detailed in EXHIBIT II. TELTRUST will install its switch(es) at a site(s) to be mutually agreed upon by the Parties. TELTRUST shall be responsible for all costs covering the facilities between TELTRUST's switch(es) in Atlanta (or other locations as needed) and its operator center(s).

7.2   TELTRUST shall not be responsible for any costs associated with:

      7.2.1 Inbound network facility to deliver calls, for any of the products or services contemplated in the Agreement, to TELTRUST's switch(es),

      7.2.2 Costs to facilitate the interconnection from TELTRUST switches to BSLD-contracted termination providers.

      7.2.3  Costs of origination or termination transport services.

7.3 The Parties agree to cooperate in determining the most appropriate method for BSLD customers to access TELTRUST's switches, as determined by the Parties to be most advantageous based on network efficiencies and applicable service requirements. TELTRUST shall route and deliver calls to BSLD or its IXC for transport and termination as directed by BSLD.

7.4 TELTRUST will implement the appropriate switch based software (i.e. recorded announcement) to provide callers dialing "700" for carrier verification with prompts notifying them of BellSouth as the carrier subscribed to the originating line of such calls.

7.5 TELTRUST will comply with SS7 signaling requirements for network interconnection with BSLD or BSLD's IXC(s), or both.

7.6 Switching and transport equipment utilized by TELTRUST to provide services for BSLD or its Affiliates shall meet or exceed industry performance requirements specified and as applicable in BellCore's Generic Requirements, GR-929-Core, Issue 1, Revision 1, December 1995. If any unit does not meet current requirements, TELTRUST will establish a Quality Council with the manufacturer and initiate action to bring the product or products into compliance.

7.7 TELTRUST will, within ninety (90) days after the Initial Market Entry Date, operate no fewer than two call centers, each of which will be served by distinct switch platforms.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 14

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

SECTION VIII.  REPORTING, INVOICING AND PAYMENT FOR SERVICES.

8.1 REPORTING: TELTRUST will provide to BSLD on a daily basis, unless otherwise mutually agreed, the following data files:

      8.1.1 Daily CDR - Records included in this data set contain all detail information on all call attempts for all products and services contemplated in this Agreement. A CDR is generated for each call attempt received by TELTRUST switch(es) delivered to it by BSLD or its IXC. An example of this report, and file structure, is attached as EXHIBIT IV. This report and file structure may be subject to change, with ninety (90) days notice, only as agreed to by the Parties (see EXHIBIT XIV). This data will provide support for charges billed by TELTRUST for the following rate elements as outlined in EXHIBIT I:

      [***]

      8.1.2 Additional management reports, attached as EXHIBIT VIII, are available to BSLD, as requested.

      8.1.3 The Parties shall determine mutually acceptable methods and procedures for data transfer, including procedures related to failed data transmissions.

8.2 COSTS AND CHARGES. The charges for all services provided pursuant to this Agreement by TELTRUST to BSLD are detailed in EXHIBIT I.

[***]

8.4 BILLING INVOICES. All charges for services provided to BSLD pursuant to rate elements as outlined on EXHIBIT I will be invoiced no later than the fifth business day of each month for the previous calendar month's activity. Invoices shall be sent via facsimile to BSLD's designated representative, to be followed with hard copy via U.S. Mail or courier delivery. All amounts stated on each monthly invoice shall be due and payable no later than the fifth business day of the following month. The cost of service provided is exclusive of any applicable sales, use, excise, surcharges, and like taxes which, if

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 15

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

applicable, will be separately stated and included in each monthly invoice. All charges for services provided that remain unpaid by BSLD past the due date, shall be subject to interest from the due date of the invoice at a rate of 1% per month. In the event BSLD shall in good faith dispute TELTRUST's computation of amounts due and owing by BSLD to TELTRUST hereunder, BSLD shall not be relieved of any obligation to pay such undisputed amounts on or before the due dates. If BSLD disputes amounts, BSLD must submit complete documentation of the disputed amount(s) to TELTRUST's BSLD Customer Service Representative no later than thirty (30) days after the invoice due date. Upon the discovery of a billing error, BSLD shall have the right to dispute charges affected by the error for no more than the previous three (3) months' invoices, nor shall TELTRUST bill BSLD for services beyond three previous months. Each Party shall use its respective best reasonable efforts to resolve any dispute as expeditiously as possible.

[***]

SECTION IX.  TERM.

9.1 RAMP UP PERIOD. The Ramp Up Period is the time period beginning on the first day of the month after execution of this Agreement and continuing through the Commencement Date.

9.2 INITIAL CONTRACT TERM. The Initial Contract Term of this Agreement shall begin on the Commencement Date, as defined in SECTION 1.15, and end two (2) years from the Commencement date, unless extended as outlined in SECTION 10.2.2. This Agreement shall automatically renew for quarterly periods subsequent to the expiration of the Initial Contract Term unless either Party notifies the other of its intent to terminate the Agreement with written notice no less than 120 days prior to the expiration of the Initial Contract Term or any renewal period.

SECTION X.  MINIMUM VOLUME COMMITMENTS.

[***]

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 16

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

[***]

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 17

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

      [***]

      10.2 Except as outlined immediately below, BSLD and its Affiliates shall purchase services described in this Agreement on an exclusive basis from TELTRUST through the Ramp Up Period and the Initial Contract Term, and any extenstions pursuant only to SECTION 10.2.2 below. Exclusivity shall mean that at least ninety percent (90%) of such services provided to BSLD will be provided by TELTRUST.

      [***]

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 18

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

[***]

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 19

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

[***]

SECTION XII.  TERMINATION.

12.1 TERMINATION FOR CAUSE. TELTRUST may terminate this Agreement with reasonable notice to BSLD in the event BSLD is in default of its payment obligations under this Agreement, provided that BSLD has failed to cure such non-payment within thirty (30) days of notification. BSLD may terminate this Agreement at any time in the event TELTRUST is in breach of its performance obligations under this Agreement, and provided TELTRUST fails to take all commercially reasonable steps to cure such breach or default within sixty (60) days after written notice of such default or breach is given to TELTRUST. In the event BSLD terminates with cause pursuant to this SECTION 12.1, it shall be relieved of its Term Commitment, per SECTION 10.2, and Minimum Live Operator Charges, per SECTION 11.1 as of the date of termination of services. BSLD shall not construe any potential negative effects on service levels due to exceeding projections, as described in SECTION 11.1.2 as breach of TELTRUST performance obligations.

12.2 TERMINATION PRIOR TO INITIAL MARKET ENTRY: BSLD may terminate this Agreement at any time prior to Initial Market Entry in the event of an indefinite legal or regulatory delay [***]. In the event of termination under this SECTION 12.2, BSLD shall compensate TELTRUST for: a) all capital outlay, as defined by generally accepted accounting principles, and; b) term contract commitments made on BSLD's behalf (i.e. rental agreements) in connection with TELTRUST's provisioning of operator and network services exclusively for BSLD as contemplated in this Agreement.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 20

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

In the event that BSLD has remitted "FARR" payments to TELTRUST in accordance with SECTION 10.1.1 such "FARR" payments shall be credited toward the amount of compensation to which TELTRUST is entitled under this SECTION 12.2. BSLD shall incur no other liability or minimum payout to TELTRUST other than, if applicable, what is described IN SECTIONS 10.1.1.(2), 11.1 and 11.2 respectively. Any amounts due TELTRUST shall be remitted in accordance with
SECTION 8.4.

12.3 TERMINATION WITHOUT CAUSE ON OR AFTER INITIAL MARKET ENTRY: BSLD may terminate this Agreement at any time on or after Initial Market Entry without cause upon ninety (90) days prior written notice to TELTRUST and payment to TELTRUST of the Early Termination Charge, as defined herein. BSLD acknowledges and agrees that TELTRUST's willingness to provide equipment, switches, personnel and the rates agreed to herein are based on BSLD's commitments outlined in
SECTION 10.2. It is difficult if not impossible to calculate TELTRUST's loss if BSLD terminates the Agreement pursuant to this SECTION 12.3 prior to the end of the term. [***]

SECTION XIII.  BRANDING AND REGULATORY ISSUES.

13.1 BRANDING AND CALL RATING. To the extent that the services provided under this Agreement are resold by BSLD or an Affiliate to an End User purchasing a BellSouth service, TELRUST shall provide branding and call rating in accordance with BSLD's federal and state tariffs, or in accordance with BSLD direction, in which case BSLD warrants that any such direction would not be in conflict with any local, state or federal regulation or law. Should BSLD seek to change or alter its rating instructions, it shall inform TELTRUST of such changes in writing and signed by BSLD's authorized representative. TELTRUST shall implement such rating changes no later than two (2) business days from receipt of such written notice, and shall confirm those changes in writing to BSLD within one
(1) business day of implementation.

13.2 EMERGENCY NUMBER DATA AND LIABILITY LIMITATION. BSLD shall provide TELTRUST with all applicable emergency number information. BSLD acknowledges and agrees that TELTRUST shall not be liable to BSLD or any third party for any special, indirect, incidental, punitive or consequential damages, including without limitation, claims for damages by BSLD or its Affiliates or End Users arising from TELTRUST emergency call handling procedures or the integrity of BSLD's emergency database, or similar claims by a BSLD or Affiliate or End User, absent TELTRUST's failure to follow the procedures required, as defined in
EXHIBIT XII, and absent such failure being the cause of the damage.

13.3 TARIFFS AND REGULATORY REQUIREMENTS. BSLD represents that it (or one of its Affiliates, as appropriate) has all necessary legal authority to charge and collect the rates for services contemplated in this Agreement, and that BSLD (or one of its Affiliates, as appropriate) complies with applicable regulatory requirements incident to such rates. BSLD shall supply to TELTRUST, at its request, copies of any applicable state and federal tariffs, certifications or other documentation governing authority and rates, terms and conditions of BSLD and Affiliates service provisioning.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 21

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

SECTION XIV.  CONFIDENTIALITY AND NON-DISCLOSURE.

14.1  CONFIDENTIAL INFORMATION.

      14.1.1 Information furnished or disclosed by one Party or its agent or representative (the "Originating Party") to the other Party or its agent or representative (the "Receiving Party") in connection with or in contemplation of this Agreement, or relating to current or anticipated voice and data telecommunications needs of BSLD or its Participating Affiliates (including but not limited to proposals, contracts, tariff and contract drafts, specifications, drawings, network designs and design proposals, pricing information, strategic plans, computer programs, software and documentation, and other technical or business information related to current anticipated TELTRUST or BSLD products and services) shall be "Confidential Information".

      14.1.2 If such information is in written or other tangible form (including, without limitation, information incorporated in computer software or held in electronic storage media) when disclosed to the Receiving Party, it shall be Confidential Information only if it is identified by clear and conspicuous markings to be confidential and/or proprietary information of the Originating Party; provided, however, that all written proposals exchanged between the Parties regarding pricing of the Services shall be Confidential Information, whether or not expressly indicated by markings or statements to be confidential or proprietary.

      14.1.3 If such information is not in writing or other tangible form when disclosed to the Receiving Party, it shall be Confidential Information only if: (1) the original disclosure of the information is accompanied by a statement that the information is confidential or proprietary, or both; and (2) the Originating Party provides a written description of the information so disclosed, in detail reasonably sufficient to identify such information, to the Receiving Party within thirty (30) days after such original disclosure.

      14.1.4 The terms and conditions of this Agreement shall be deemed Confidential Information as to which each Party shall be both an Originating Party and a Receiving Party.

      14.1.5 Confidential Information shall be deemed the Property of the Originating Party.

      14.1.6   The following categories of information shall not be Confidential
      Information:

               (1) Known to the Receiving Party without restriction when received, or thereafter developed independently by the Receiving Party; or

               (2) Lawfully obtained from a source other than the Originating Party through no breach of confidence by the Receiving Party; or

               (3) In the Public domain when received, or thereafter enters the public domain through no fault of the Receiving Party; or

               (4) Disclosed by the Originating Party to a third party without restriction; or

               (5) Lawfully in the possession of the Receiving Party at the time of receipt from the Originating Party.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 22

      14.1.7 Rights and obligations provided in this Section shall take precedence over specific legends or statements associated with information when received.

14.2  PROTECTION OF CONFIDENTIALITY.   A Receiving Party  shall hold all
Confidential Information in confidence during the Term of this Agreement and for a period of three (3) years following the end of the Term or such other period as the Parties may agree. During that period, the Receiving Party:

      (a) shall use such Confidential Information solely in furtherance of the matters contemplated by this Agreement and related to either Party's performance of this Agreement;

      (b) shall reproduce such Confidential Information only to the extent necessary for such purposes;

      (c) shall restrict disclosure of such Confidential Information to such of its employees or its Affiliate's employees as have a need to know such information for such purposes only;

      (d) shall advise any employees and agents to whom such Confidential Information is disclosed of the obligations assumed in this Agreement;

      (e) shall not disclose any Confidential Information to any third Party (not including disclosure to a BellSouth Subsidiary or persons identified in SECTIONS 14.3 AND 14.5) without prior written approval of the Originating Party except as expressly provided in this Agreement; and

      (f) shall take such other reasonable measures as are necessary to prevent the disclosure, unauthorized use or publication of Confidential Information as a prudent business person would take to protect its own similar confidential information, including, at a minimum, the same measures it uses to prevent the disclosure, unauthorized use or publication or its own similar proprietary or confidential information.

14.3. DISCLOSURE TO OR BY AFFILIATES, CONSULTANTS OR SUBCONTRACTORS. In the absence of a contrary instruction by a Party, such Party's Affiliates, consultants, subcontractors and agents performing work in connection with this Agreement shall be deemed agents of such Party for purposes of receipt or disclosure of Confidential Information. Accordingly, any receipt or disclosure of Confidential Information by a Party's Affiliate, or its consultant or subcontractor performing work in connection with this Agreement, shall be deemed a receipt or disclosure by the Party.

14.4. RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION.


      14.4.1 Upon termination of this Agreement, or at an earlier time if the information is no longer needed for the purposes described in SECTION 14.2(A), each Party shall cease use of Confidential Information received from the other Party and shall use its best efforts to destroy all such Confidential Information, including copies thereof, then in its possession or control. Alternatively, or at the request of the Originating Party, the Receiving Party shall use its best efforts to return all such Confidential Information and copies to the Originating Party.

      14.4.2 Any Confidential Information that is contained in databases or mechanized systems in such a manner that it reasonably cannot be isolated for destruction or return, shall continue to be held in confidence subject to the provisions of this Agreement.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 23

      14.4.3 The rights and obligations of the Parties under this Agreement with respect to any Confidential Information return to the Originating Party shall survive the return of the Confidential Information.

14.5 REQUIRED DISCLOSURE. A Receiving Party may disclose Confidential Information if such disclosure is in response to an order or request from a court, the FCC or other regulatory body provided, however, that before making such disclosure, the Receiving Party shall first give the Originating Party reasonable notice and opportunity to object to the order or request, or obtain a protective order covering the Confidential Information to be disclosed, or both.

SECTION XV.  INDEMNIFICATION AND LIMITATION OF LIABILITY.

15.1 INDEMNIFICATION. Each Party (as "Indemnitor") shall indemnify, defend and hold harmless the other Party (as "Indemnitee") from and against any and all liabilities, costs, damages, fines, assessments, penalties and expenses (including reasonable attorney's fees) resulting from (a) breach of any provision in this Agreement by the lndemnitor, its employees or operators, or
(b) any misrepresentation or illegal act of Indemnitor, its employees or operators, arising out of the Indemnitor's performance hereunder.

15.2 LIMITATION OF LIABILITY. The liability of TELTRUST for damages resulting in whole or in part from or arising in connection with the furnishing of service under this Agreement, including but not limited to mistakes, omissions, interruptions, delays, errors or other defects shall not exceed an amount equal to the charges under this Agreement applicable to the specific call or service that was affected. No other liability shall attach to TELTRUST including, but not limited to, liability for special, indirect, or consequential damages arising from or in connection with the furnishing of service or equipment hereunder. This limitation shall not apply to instances of gross negligence or willful misconduct on the part of TELTRUST.

15.3 WARRANTIES. THE WARRANTIES AND REMEDIES SET FORTH IN THIS AGREEMENT ARE THE ONLY WARRANTIES AND REMEDIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER, AND ARE IN LIEU OF ANY OTHER WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

SECTION XVI.  DISPUTE RESOLUTION.

16.1 MEDIATION. In the event of material breach of any of the terms or conditions of this Agreement, the wronged Party shall inform the other Party of such breach in writing, which writing shall serve as notice to cure or rectify such breach. The other Party shall have sixty (60) days from receipt of such notice to cure or rectify such breach, except for non payment, as described in
SECTION 12.1. If, however, after sixty (60) days the wronged Party has not received a satisfactory remedy, the Parties shall agree to submit all disputes for mediation in accordance with the rules of the Center for Public Resources. The mediation, unless otherwise mutually agreed upon by the Parties, shall be conducted in Atlanta, GA for any dispute submitted by TELTRUST, or in Salt Lake City, Utah for any dispute submitted by BSLD. The Parties shall use their best efforts to conclude any mediation initiated hereunder within forty-five (45) days, unless otherwise agreed to in writing by the Parties, from the initiation of such mediation.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 24

16.2 ARBITRATION. If after the initial time period referred to in SECTION 16.1 above expires without resolution of the outstanding dispute, either Party may request that the dispute be settled by binding arbitration in accordance with the rules of the Center for Public Resources. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sec 1, et seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction.

SECTION XVII.  TAXES

17.1  TAXES TO BE BILLED BY TELTRUST.

      17.1.1 For purposes of this Agreement, the term "Taxes" shall include but not be limited to Federal, State or local sales, use, excise, gross receipts or other taxes or tax-like fees (including tariff surcharges) imposed on or with respect to customer's services, excluding however, ad valorem property taxes, state and local privilege and license taxes based on gross revenue, taxes measured by net income, and any taxes or amounts in lieu of the foregoing excluded items.

      17.1.2 To the extent that TELTRUST's provision of services to BSLD is subject to any Taxes, TELTRUST shall calculate, bill, collect and remit such Taxes. TELTRUST shall collect such Taxes from BSLD in the same manner it collects such Taxes from other customers in the ordinary course of TELTRUST's business, but in no event prior to the time it invoices BSLD for the Services for which such Taxes are levied. TELTRUST shall calculate such Taxes for each TELTRUST service and not on the basis of the aggregate amount billed on each invoice.

      17.1.3 Should any Federal, State or local jurisdiction determine that Taxes are due as a result of TELTRUST's provision of Services, TELTRUST shall advise BSLD at least ten (10) days prior to the date by which a response, protest or other appeal must be filed, but in no event later than thirty (30) days after receipt of such assessment, proposed assessment or claim. If BSLD disagrees with the determination that any taxes are due by BSLD as a result of TELTRUST's provision of Services, BSLD shall, at its option and expense, have the right to seek a ruling as to the inapplicability of any such tax, to protest any assessment, to file and participate in any legal challenge to such assessment or determination or to file a claim for refund in its name or cause a claim for refund to be filed in TELTRUST's name. TELTRUST shall cooperate fully by providing records, testimony and such additional information or assistance as may reasonably be necessary. In the event that all or any portion of an amount sought to be collected or assessed must be paid in order to contest the imposition of any such Taxes or to avoid the existence of a lien on the assets of TELTRUST during the pendency of such contest, BSLD shall be responsible for such payment and shall be entitled to the benefit of any refund or recovery.

17.2  TAXES NOT TO BE BILLED BY TELTRUST.

      17.2.1 To the extent that TELTRUST's provision of Services to BSLD is exempt from Taxes in any jurisdiction, BSLD shall provide to TELTRUST for each such jurisdiction a valid tax exemption certificate or such other proof of tax-exempt status as may be required by the tax authorities in such jurisdiction. TELTRUST shall not bill BSLD for such Taxes.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 25

      17.2.2 BSLD or its Affiliates shall calculate, bill, collect and remit any Taxes (and any related interest and penalties) which may apply as a result of the provision of service by BSLD or its Affiliates to its customers. TELTRUST shall not include such taxes in the Call Detail Records furnished to BSLD.

      17.2.3 BSLD shall pay any tax for which it is responsible in connection with its receipt of TELTRUST Services that may be levied on or assessed against BSLD directly.

17.3 EFFORTS TO MINIMIZE TAXES. TELTRUST shall cooperate reasonably with BSLD to lawfully minimize any such taxes payable; such cooperation shall, if requested, include changes in billing address or service reconfiguration, subject to the terms of this Agreement governing such changes or reconfigurations.

17.4 NEITHER PARTY LIABLE FOR OTHER'S INCOME TAXES. Neither Party shall be liable for taxes on the other Party's net income.

SECTION XVIII.  MISCELLANEOUS.

18.1 NOTICE. Unless otherwise agreed herein, all notices, requests, or other communications shall be in writing, effective when received, to the following unless subsequently changed in writing:

TELTRUST Communications Services, Inc.      BellSouth Long Distance, Inc.
221 No. Charles Lindbergh Drive             32 Perimeter Center East
Salt Lake City, UT 84116                    Atlanta, GA 30346
Attn.: Vice President & General Counsel     Attn.: Sr. Director of Carrier
                                                   Relations
Phone: (801)535-2000                        Phone: (770)352-3000
Facsimile: (801)535-2080                    Facsimile: (770)352-3181

18.2 COMPLIANCE WITH APPLICABLE LAW. This Agreement is made subject to all present and future orders, rules and regulations of any regulatory body having jurisdiction over the subject matter hereof, and to the laws of the United States of America or any of its states having jurisdiction over the Parties and the subject matter contained herein (collectively, "Applicable Law"). In the event this Agreement or any of its provisions shall be found contrary to, or in conflict with, any such Applicable Law, this Agreement shall be deemed modified to the extent necessary to comply with such Applicable Law, and shall be modified in such a way as the Parties mutually agree is consistent with the form, intent, and purpose of its surviving provisions.

18.3 AUDIT RIGHTS. BSLD shall have the right to perform audits as described herein of the services provided to it by TELTRUST. The audit will be located at a TELTRUST company location during normal business hours, and will be performed only on information that reasonably may bear upon the provision of services specified as part of this Agreement. Unless otherwise agreed, BSLD shall be limited to one audit per calendar year. BSLD shall give notice of its intent to perform an audit at least thirty (30) days prior to the proposed commencement date. Such notice will include the specific objective of the audit, the proposed commencement date, primary BSLD contact names, and to the best of BSLD's ability, the information requested for review. TELTRUST will make reasonable efforts to ensure that all information requested by BSLD and required to perform an audit, subject to information deemed to be proprietary and confidential information relating to other TELTRUST client or product activity, will be made available by the audit commencement date. Within sixty (60) days after the conclusion of an audit, BSLD will

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 26
prepare a final written report, identifying any deficiencies found and documenting any claims associated with the audit. Upon receipt of BSLD's final report, TELTRUST will investigate all findings and claims, and provide a written response to BSLD within thirty (30) days. Each Party will bear its own expenses in connection with performing an audit.

18.4 GOVERNING LAW. With respect to any lawsuit or binding arbitration involving this Agreement, the Parties hereto agree that the prevailing law shall be that of the State of Utah.

18.5 COSTS OF ENFORCEMENT. In the event of litigation arising from the enforcement of this Agreement the Parties hereto agree that all costs, including reasonable attorney's fees of the prevailing Party shall be paid by the losing Party, unless otherwise agreed.

18.6 NO AGENCY. Neither Party is authorized to act as an agent for, or legal representative of, the other Party and neither Party shall have authority to assume or create any obligation on behalf of, in the name of, or binding upon, the other Party. Provision of services hereunder shall not create a partnership, joint venture or other like relationship between the Parties. BSLD, or a BSLD Affiliate for which BSLD is acting as agent, is the service provider with respect to End Users. TELTRUST is a supplier to BSLD and its Affiliates and has no relationship to BSLD End Users.

18.7.  INTELLECTUAL PROPERTY.

  18.7.1 Neither BSLD or TELTRUST shall use the others trade names, trademarks or service marks ("Marks"), nor permit them to be displayed or used by third parties, except as specifically provided in this Agreement or upon other prior written approval of the other Party. Nothing in this Agreement creates in a Party rights in the trade names, trademarks or service marks of the other Party.

  18.7.2 Except as otherwise specifically provided in this Agreement, neither BSLD nor TELTRUST will: (a) use the other Party's corporate logos, trade dress, or other symbols that serve to identify and distinguish such other Party from its competitors (or use confusingly similar corporate logos, trade dress or such other symbols); or (b) conduct business under the other Party's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish such other Party from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or such other symbols).

18.8 WAIVER OF BREACH. Failure of either Party to exercise any rights granted to it hereunder upon any breach or default by such Party shall not be deemed a waiver in the event of further breaches or defaults.

18.9 ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated to any other entity, except for subsidiaries or affiliates, without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

18.10 ENTIRE AGREEMENTS. This Agreement, together with the attached Exhibits, represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other agreements between the Parties relating to the services provided hereunder.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 27

18.11 FORCE MAJEURE. With the exception of BSLD's obligation to make payments to TELTRUST as provided for herein, neither Party hereto shall be obliged to perform its obligations or commitments hereunder if prevented therefrom by reason of labor disputes, equipment or software failures, government regulations, court injunctions, acts of nature, accidents, fires, floods or any other occurrence beyond the control of the Party involved, including the failure of third party providers, such as suppliers of telephone lines to deliver adequate or timely services. In the event either Party curtails or suspends its services or obligations as provided under this SUBSECTION 18.11, it shall incur no liability to the other Party or to any other party or entity arising therefrom. During any period of Force Majeure, BSLD shall be relieved, for that period, of minimum volume commitments and related financial obligations.

18.12 MODIFICATION OF AGREEMENT. This Agreement, including its Exhibits, may be amended, modified or supplemented only by a separate written document executed by both Parties.

18.13 OTHER AGREEMENTS. The Parties agree to negotiate in good faith toward the execution additional agreements, as may be necessary, to facilitate the business objectives of the Parties.

18.14 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of either Party.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers.


BELLSOUTH LONG DISTANCE, INC.             TELTRUST COMMUNICATIONS SERVICES, INC.


   /s/ William F. Reddersen                  /s/ Lyle O. Keys
By:____________________________________   By:__________________________________
Name:  William F. Reddersen               Name:  Lyle O. Keys

Title:  Group President,                  Title:  Chairman of the Board/C.E.O.
BellSouth Long Distance & Video Services

Date: 11/21/96                            Date: 11/19/96
     __________________________________        ________________________________

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                  Page 28

     AMENDMENT #1 TO THE OPERATOR AND NETWORK SERVICES AGREEMENT ("THE AGREEMENT") OF NOVEMBER 21, 1996, BY AND BETWEEN TELTRUST COMMUNICATIONS SERVICES, INC. ("TELTRUST") AND BELLSOUTH LONG DISTANCE, INC. ("BSLD").

        THIS AMENDMENT #1 is entered into this 13th day of January, 1997 ("Effective Date") by and between TELTRUST COMMUNICATIONS SERVICES, INC. ("TELTRUST"), a Utah corporation with its principal place of business at 221 North Charles Lindbergh Drive, Salt Lake City, Utah 84116 and BELLSOUTH LONG DISTANCE, INC. ("BSLD"), a Delaware corporation with its principal place of business at 32 Perimeter Center East, Atlanta, GA 30346 (hereinafter collectively referred to as the "Parties").

    This Amendment #1 shall be made an integral part of the Agreement. The Parties hereto agree as follows:

SECTION I. REVISIONS. The Agreement is hereby amended to reflect the following changes:

    1.1 Section 10.2 of The Agreement shall be revised and replaced by the following:

    [***]

    1.2 Section 10.2.1 if the Agreement shall be revised and replaced by the following:

            Except as outlined immediately below, BSLD and its Affiliates shall purchase InterLATA services described in this Agreement on an exclusive basis from TELTRUST through the Ramp Up Period and the Initial Contract Term, and any extensions pursuant only to Section
            10.2.2 below. Exclusivity shall mean that at least ninety percent (90%) of such services provided to BSLD will be provided by TELTRUST.

            Subsections (1), (2), (3) and (4) of Section 10.2.1 of the Agreement shall remain unchanged.

SECTION II. ADDITIONS.  The  Agreement is hereby amended to reflect the following additional language:

    2.1     The Agreement shall include a new Section 10.2.3 as follows:

    [***]

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Amendment #1                                                              Page 1

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

    IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized officers.

BELLSOUTH LONG DISTANCE, INC.          TELTRUST COMMUNICATIONS
                                       SERVICES, INC.


By: /s/ Richard S. Pontin              By: /s/ Marc B. Cohen
   ------------------------------        ---------------------------------------
Name:  Richard S. Pontin               Name:  Marc B. Cohen

Title: Executive Vice President,       Title:  Executive Vice President & C.F.O.
       Business Operations

Date:  1/14/96                         Date:  1/13/97
     ----------------------------           ------------------------------------

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Amendment #1                                                              Page 2

AMENDMENT #2 TO THE OPERATOR AND NETWORK SERVICES AGREEMENT ("THE AGREEMENT") OF
   NOVEMBER 21, 1996, BY AND BETWEEN TELTRUST COMMUNICATIONS SERVICES, INC.
            ("TELTRUST") AND BELLSOUTH LONG DISTANCE, INC. ("BSLD")


     THIS AMENDMENT #2 is entered into by and between TELTRUST COMMUNICATIONS SERVICES, INC. ("TELTRUST"), a Utah corporation with its principal place of business at 221 North Charles Lindbergh Drive, Salt Lake City, Utah 84116 and BELLSOUTH LONG DISTANCE, inc. ("BSLD"), a Delaware corporation with its principal place of business at 32 Perimeter Center East, Atlanta, GA 30346 (hereinafter collectively referred to as the "Parties").

     This Amendment #2 shall be made an integral part of the Agreement. The Effective Date of this Amendment #2 is April 1, 1997. The Parties agree as follows:

SECTION I. ADDITIONS. The Agreement is hereby amended to reflect the following changes:

     1.1 Exhibit I of the Agreement shall include the following additional Charges for Services:

          [***]

     * Minute of Use charges will be billed in six (6) second increments, or in incremental charges as may be billed to Teltrust by its contracted network facilities providers.

     **   LEC LIDB Tariff query rates are attached as Exhibit IC.

     # Peak Charges shall apply from 8:00 A.M. through 5:00 P.M. Monday through Friday; Off-Peak Charges shall apply from 5:00 P.M. through 8:00 A.M. Monday through Friday, and during all hours on Saturday and Sunday.

     ## Management Fee applies only when BSLD elects to utilize TELTRUST's 800 Access (or any of TELTRUST's contracted network facilities providers) or Domestic or International Call Termination services, or both.

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

     1.2  Exhibit IA, IB and IC are included as attachments to this Amendment
#2.

     IN WITNESS WHEREOF, the Parties hereto caused this Amemdment to be executed by their duly authorized officers.

     BELLSOUTH LONG DISTANCE, INC.         TELTRUST COMMUNICATION
                                           SERVICES, INC.


     By:  /s/ Victor E. Jarvis             By:  /s/ Marc B. Cohen
          -------------------------             ------------------------
     Name: Victor E. Jarvis                Name: Marc B. Cohen
     Title: Senior Vice President,-CFO     Title: President/CEO

     Date:     7/3/97                      Date:     6/26/97
          -------------------------             ------------------------

          AMENDMENT #2 TO THE OPERATOR AND NETWORK SERVICES AGREEMENT
   -------------------------------------------------------------------------


                                  EXHIBIT IA

                          RATE ELEMENTS OUT OF REGION
                                      AND
                        OVERFLOW IN REGION TERMINATION



--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

          [***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

          [Prior to redaction of confidential information this Exhibit comprised 4 pages.]

          AMENDMENT #2 TO THE OPERATOR AND NETWORK SERVICES AGREEMENT
      -------------------------------------------------------------------


                                  EXHIBIT 1B

                                 RATE ELEMENTS
                         FOR INTERNATIONAL TERMINATION




--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

     [***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

     [Prior to redaction of confidential information this Exhibit comprised
      6 pages.]

          AMENDMENT #2 TO THE OPERATOR AND NETWORK SERVICES AGREEMENT
   -------------------------------------------------------------------------


                                  EXHIBIT IC

                                RATE ELEMENTS
                                FOR VALIDATION


--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

     [Prior to redaction of confidential information this Exhibit comprised
      1 page.]

         AMENDMENT #3 TO THE OPERATOR AND NETWORK SERVICES AGREEMENT
       ("THE AGREEMENT") OF NOVEMBER 21, 1996, BY AND BETWEEN TELTRUST
        COMMUNICATIONS SERVICES, INC. ("TELTRUST") AND BELLSOUTH LONG
                            DISTANCE, INC. ("BSLD")

     THIS AMENDMENT #3 is entered into by and between TELTRUST COMMUNICATIONS SERVICES, INC. ("TELTRUST"), a Utah corporation with its principal place of business at 221 North Charles Lindbergh Drive, Salt, Lake City, Utah 84116 and BELLSOUTH LONG DISTANCE, INC. ("BSLD"), a Delaware corporation with its principal place of business at 32 Perimeter Center East, Atlanta GA 30346 (hereinafter collectively referred to as the "Parties").


     This Amendment #3 shall be made an integral part of the Agreement. The Effective Date of this Amendment #3 is October 15, 1997. The Parties agree as follows:

SECTION I ADDITIONS. The Agreement is hereby amended to reflect the following additional language:

     1.1. SECTION 1 ("CONTRACT DEFINITIONS") shall include the following terms.

          1.46 GENERAL ASSISTANCE: An automated service offering from the proprietary platform that enables End User Customer to obtain calling card information or other like information from BellSouth, without requiring a call to be billed by TELTRUST.

          1.47 SERVICE CONTROL POINT (SCP): A network element that provides service specific information to a Service Switching Point (SSP). The means to which queries against the BSLD proprietary database may be made.

     [***]

PROPRIETARY/CONFIDENTIAL
PAGE I

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

     [***]

      1.3 The attached EXHIBIT XV, "BellSouth Long Distance Automated Script Call Flow" is hereby added to the Agreement and is fully incorporated therein by this reference.

SECTION II. REVISIONS. The Agreement is hereby amended to reflect the following changes:

      2.1 SECTION 2.3 ("VALIDATION SERVICES") shall be revised and replaced by the following changes:

            [***]

PROPRIETARY/CONFIDENTIAL
PAGE 2

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

     [***]

PROPRIETARY/CONFIDENTIAL
PAGE 3

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

     [***]

PROPRIETARY/CONFIDENTIAL
PAGE 4

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

     [***]

     2.2 SECTION 3 ("PROPRIETARY CALLING PLATFORM SERVICES") shall be revised and replaced by the following changes:

PROPRIETARY/CONFIDENTIAL
PAGE 5

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

     3.1  Card Issuance Procedures.

          3.1.1 BSLD or its Affiliates may issue proprietary calling cards or proprietary calling access numbers, or both, to its customers. TELTRUST will provide platform services, as described in this Section 3, for calls placed utilizing BSLD, Affiliate or selected IXC proprietary access codes. Charges for services are outlined in Exhibit I, "Charges For Services", attached hereto.

          3.1.2 Proprietary card numbers shall be issued in a fourteen (14) digit format consistent with TELTRUST validation database structures. The Parties will work together to determine parameters governing the timing and mechanisms of card number activation consistent with the capabilities and mutual objectives of the Parties.


     3.2  Proprietary Platform.

          3.2.1 End User Customers will place calls by dialing a proprietary 800 or 888 access number, which will be routed by BSLD or its selected IXC to TELTRUST's switching and operator service platforms.

          3.2.2 BSLD will manually supply to TELTRUST the prompts and menu selections it wishes to make available to its customers on the proprietary access platform, and TELTRUST will implement such prompts and menu selections (including where requested, voice recordings), consistent with the features and functionality of the platforms, within fifteen (15) business days.

          3.2.3 BSLD or its selected IXC shall be responsible for costs associated with inbound or outbound network facility to deliver calls to TELTRUST's switch(es) or costs to facilitate the interconnection from TELTRUST switch(es) to BSLD-contracted termination providers.

     3.3  Call Types.

          The following types of calls will be permitted on the proprietary platform, through End User-selected options at the platform menu:

          3.3.1 Fully Automated Calling Card Calls. These call types shall include BSLD proprietary cards, non-proprietary LEC calling card calls, and credit card calls. They are allowed by End User Customers entering a "1" at the platform menu.

          3.3.2 Automated Collect Calls. These call types are allowed by End User Customers entering a "2" at the platform menu.

          3.3.3 Directory Assistance Calls. These call types are allowed either by End User Customers entering a "3" at the platform menu, or by End User

Proprietary/Confidential
Page 6

                    Customers placing a fully automated calling card call with Directory Assistance identified as the destination number.

                    3.3.3a) TELTRUST shall provide trained directory assistance operators, access to its national database for United States listings twenty-four (24) hours a day, seven (7) days a week. TELTRUST shall provide directory assistance services for End User Customer inquiries who identify the city and state in which the desired called party resides.

            3.3.3 General Assistance and other Customer Service Calls. These call types are allowed by End User Customers entering a "4" at the platform menu.

                    3.3.4a) TELTRUST shall provide connection to BSLD's
                            designated customer care/fulfillment center when End User Customers enter a "1" at the General Assistance menu in order for End User Customers to order BellSouth calling card calls. The telephone number will be provided by BSLD.

                    3.3.4b) TELTRUST shall provide connection to BSLD's
                            designated fraud or customer service center when End User Customers enter a "2" at the General Assistance menu in order for End User Customers to gain calling card assistance from BellSouth. BSLD will provide dialing instructions to TELTRUST to complete these calls.

                    3.3.4c) TELTRUST live operators will connect End User
                            Customers requesting card fulfillment services to BSLD's designated center. TELTRUST live operators will also connect End User Customers with customer service or card troubles to BSLD's designated fraud or customer service center via an unannounced collect call to that center.

            3.3.5 Live Operator Services. Access to a live operator for call assistance will be provided by TELTRUST when an End User Customer enters a "0" at the platform menu, when the End User Customer does not successfully complete a call from elsewhere on the platform menu, or when the End User Customer does not enter a digit to complete the call processing.


PROPRIETARY/CONFIDENTIAL

                      TELTRUST shall provide trained bilingual (English and Spanish) live call assistance operators twenty-four (24) hours a day, seven (7) days a week. Call assistance operators shall provide live operator services for the following types of calls (subject to AIN, LIDB or credit card validation measures):

                      (1)  Operator Assisted Calling Card Call
                      (2)  Operator Assisted Credit Card Call
                      (3)  Operator Assisted Collect Call
                      (4)  Operator Assisted Third-Party Billed Call


                      These services may be provided on a station-to-station or person-to-person basis.

               3.3.6 Other call types or services may be added to the existing proprietary platform as agreed upon in writing by the Parties.

          3.4 Call records charged via proprietary access means that are to be billed to BSLD, Affiliate or selected IXC customers will be submitted, with all necessary information, to BSLD in order that billing may be effected. Call records will be submitted in a format as described in EXHIBIT IV once each business day, unless otherwise agreed to in writing, for the previous day's (or days') applicable call activity to BSLD's designated location. The method of data transfer shall be CONNECT:Direct.

          3.5 SPANISH PLATFORM. TELTRUST will implement all features and functionality described in SECTION 3.3 on a separate platform operating in the Spanish language. Access will be by an End User Customer pressing the "*" key upon reaching the proprietary menu. All scripts, prompts and features available from that point forward shall be provided in Spanish, including, when necessary, defaults or selections to access a Spanish-speaking operator. This platform shall be owned by BSLD in accordance with SECTION 19.

     2.3  SECTION 10.1.1 shall be revised to include the following sections:

          [***]

PROPRIETARY/CONFIDENTIAL
PAGE 8

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

     2.4  SECTION 10.1.3 shall be revised and replaced by the following section:

          [***]

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized officers.

BELLSOUTH LONG DISTANCE, INC.                           TELTRUST COMMUNICATIONS
                                                        SERVICES, INC.


By: /s/ William F. Reddersen                     By: /s/ Marc B. Cohen
    ------------------------                         -----------------------
Name: William F. Reddersen                       Name: Marc B. Cohen
Title: Group President                           Title: President and C.E.O
     Bellsouth Long Distance & Video Services


Date: 10/15/97                                   Date: 10/15/97
     -----------------------                          ----------------------

     * Portions of this Agreement have been redacted to preserve the Company's confidential information.

                                  EXHIBIT XV

                      BSLD'S PROPRIETARY ACCESS PLATFORM

  [***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.



[Prior to redaction of confidential information this Exhibit comprised 10 pages.]

                   OPERATOR AND NETWORK SERVICES AGREEMENT
                ----------------------------------------------


                                  EXHIBIT I.


                             CHARGES FOR SERVICES



--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 2 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
           ---------------------------------------------------------


                                  EXHIBIT II.

                              VOLUME PROJECTIONS





--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
           ---------------------------------------------------------


                                  EXHIBIT III.

                             PERFORMANCE STANDARDS





--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 2 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
             -----------------------------------------------------


                                  EXHIBIT IV.

                                  CDR SAMPLE




--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 3 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
            ------------------------------------------------------


                                  EXHIBIT V.

                            CALL RATING COMPONENTS
                   DATABASE STRUCTURE/COMPONENT DEFINITIONS



--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 8 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
              --------------------------------------------------


                                  EXHIBIT VI.

                                OSO ORDER FORM


--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]



* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 4 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT

          -----------------------------------------------------------





                                 EXHIBIT VII.

                                   ACD FORM









--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

                    TELTRUST COMMUNICATIONS SERVICES, INC.
                       ADD, CHANGE OR DELETE FORM (ACD)

Customer Number: ________________________ (Teltrust use only) Date:___________________________________
CLIENT NAME: ___________________________ CLIENT NUMBER: ______________________________________________
CHANGE REQUESTED BY: _________________________________________________________________________________
SITE NAME: ___________________________________________________________________________________________
SPECIAL INSTRUCTIONS FOR CHANGE (OPTIONAL) ___________________________________________________________
                                           Any changes to dialing instructions require a NEW OSO

______________________________________________________________________________________________________

Select One:    [_] ADD      [_] CHANGE      [_] DELETE                     [_] PICLINE
Select One:    [_] ANI      [_] AUTH        [_] LOCATION    [_] RATES      [_] BLOCK 1+   [_] ALLOW 1+
ORIGINAL ANI                         NEW ANI                          NEW SITE NAME and/or RATES
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________
(______) ____________________________(______) ________________________________________________________


______________________________________________________________________________________________________

                                        Mail:                                    Fax:
                                        Teltrust Communications Services, Inc.   (801) 535-2080
                                        221 N. Charles Linbergh Dr.
                                        Salt lake City, UT 84116
BY: _______________________________     For Client Services Call: (801) 535-2000
(Teltrust use only)

                                                 [LOGO OF TELTRUST APPEARS HERE]

                    OPERATOR AND NETWORK SERVICES AGREEMENT

          -----------------------------------------------------------





                                 EXHIBIT VIII.

                       DESCRIPTION OF MANAGEMENT REPORTS









--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
operator and Network Services Agreement                                 Exhibits

[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.



[Prior to redaction of confidential information this Exhibit comprised 20 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
           ---------------------------------------------------------


                                  EXHIBIT IX.

                       TELTRUST DATABASE CONFLICT POLICY





--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

                       TELTRUST DATABASE CONFLICT POLICY

A database conflict occurs in the event that a client submits an ANI for order entry, either by OSO (Operator Services Order) form or by file transfer, which already exists in the Teltrust Master Site Database under another client's account.

In order to resolve the conflict, Letters of Agency (LOAs) or other appropriate documentation (refer to the "Accepted Proof of Agency / Ownership" section below) is requested via fax.

Both clients involved receive a written notice of the database conflict listing the ANIs involved. Each client is given a twenty-four hour deadline to submit proper documentation to Teltrust via fax. The twenty-four hour deadline insures that Teltrust will provide a timely resolution to the database conflict.

If one client fails to submit the requested proof of ownership, the ANIs will, by default, be assigned to the other client's account. If both parties fail to provide proof of ownership, the ANI remains in the existing account.

ACCEPTED PROOF OF AGENCY / OWNERSHIP INCLUDES:

     LOA:
     ----
     Teltrust requires that FCC LOA guidelines are met. Refer to the sample FCC approved LOA attached.

     Phone Bill on a PAL (Public Access Line):
     -----------------------------------------

     The most recent bill available should be submitted. All associated ANIs must be indicated on the bill with the proper Billing Name and Address
     (BNA) listing the customer of record at the LEC level. The customer of record on the bill should be Teltrust's client.

     Contract or Notice of Acquisition:
     ----------------------------------

     All associated ANIs must be listed. The effective date of the agreement and signatures from both parties should be included. A contract or notice of acquisition only applies if one Teltrust client contracts with or sells phones to another Teltrust client.

In reviewing the documentation from each client, Teltrust will evaluate the dates on each agreement and the ANIs listed on the document. The most recently dated document will take priority. Teltrust will review signatures to insure that the proper authority has been provided. Property managers and owners are most commonly the authorized parties designated to choose long distance providers / carriers. Teltrust reserves the right to contact the party whose signature appears on the document to verify validity.

Both clients will receive a written notice of the database conflict resolution.

                        LETTER OF AGENCY AND AUTHORITY
--------------------------------------------------------------------------------

Company Name:___________________________________________________________________

Address:________________________________________________________________________

City:_________________________________________________State:__________Zip:______

Billing Name:_______________________________________Type:_______________________

Billing Address:________________________________________________________________

Street Address:_________________________________________________________________

City:_________________________________________________State:__________Zip:______

Contact Name:_______________________________________Title:______________________

Contact Phone Number:___________________________________________________________

Federal Tax ID or SS# of Site Provider:_________________________________________

The following (public, business, or residential) telephones are among those covered by this LOA. (Use attached form for additional telephone numbers)

(    )                (    )                (    )             (    )
-------------------   -------------------   -----------------  ----------------
(    )                (    )                (    )             (    )
-------------------   -------------------   -----------------  ----------------
(    )                (    )                (    )             (    )
-------------------   -------------------   -----------------  ----------------
(    )                (    )                (    )             (    )
-------------------   -------------------   -----------------  ----------------

To whom it may concern: PIC Change Charge: $__________ + tax.
--------------------------------------------------------------------------------
     Current carrier, _____________________ to be changed to selected carrier:

                    TELTRUST COMMUNICATION SERVICES, INC.
                       221 North Charles Lindbergh Drive
                           Salt Lake City, UT 84116
                          Phone Number: 801-535-2000
                                 CIC CODE: 485

     as the PIC for   [_] Interlata    [_] Intralata   [_] Interlata/Intralata
--------------------------------------------------------------------------------
To whom It May Concern:
The purpose of this Letter of Agency and Authority (LOA) is to advice you that we have entered into a contractual agreement with _____________________________, to act as our sole and exclusive communications representative for all relations with any person or company, including the local telephone company (LEC) and/or interexchange carrier (IXC) for public telecommunications services. This LOA supercedes any previous Letter(s) of Agency and/or Authority.

I hereby represent and warrant that I am authorized to make decisions regarding telecommunication, including decisions regarding presubscription, on behalf of the undersigned individual or entity.

_______________________       ________
Company Name                  Date

_______________________       ________  __________________________
Signature of Authorized       Date      Printed Name of Authorized
Representative                          Representative

--------------------------------------------------------------------------------

                    OPERATOR AND NETWORK SERVICES AGREEMENT

          -----------------------------------------------------------





                                  EXHIBIT X.

                        SAMPLE PREPAID CALLING REPORTS









--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

                     [LETTERHEAD OF TELTRUST APPEARS HERE]


                          DEBIT CARD INVOICE SUMMARY

                          PERIOD 04/01/96 - 04/30/96                   05/03/96

                                                       TOTAL TIME        CHARGES
--------------------------------------------------------------------------------
                                 TIME CHARGES
--------------------------------------------------------------------------------
International                                           288.00          $222.700
Mexico                                                   25.00          $ 30.670
Domestic                                               2587.18          $422.182
Information Services                                      8.00          $  1.880
Directory Assistance                                     35.00          $ 17.500
                                                    ----------------------------
TOTAL TIME CHARGES                                     2943.18          $ 694.93

                                                 UNITS
--------------------------------------------------------------------------------
                                 UNITS CHARGES
--------------------------------------------------------------------------------
International                                        0    0.00          $  0.000
Mexico                                               0    0.00          $  0.000
Domestic                                             0    0.00          $  0.000
Directory Assistance                                 0    0.00          $  0.000
                                                 -------------------------------
TOTAL UNITS CHARGES                                  0    0.00          $  0.00

--------------------------------------------------------------------------------
                       INTERNATIONAL ORIGINATION CHARGES
--------------------------------------------------------------------------------
TOTAL INTERNATIONAL ORIGINATION CHARGES                   0.00          $  0.000

--------------------------------------------------------------------------------
                             OTHER CHARGES & FEES
--------------------------------------------------------------------------------
Minimum System Charges for your account;     $0
Incidental Charges                                                      $   0.00
Federal Excise Tax                                                      $  29.21
Recredits                                                               $  41.40

--------------------------------------------------------------------------------
TOTAL AMOUNT DUE                                                        $ 682.74
--------------------------------------------------------------------------------

================================================================================
[LETTERHEAD OF TELTRUST TELESERVICES, INC. APPEARS HERE]

                                                                         Page: 1

                             RECREDITS BY ACCOUNT

                          Period: 01/01/96 - 01/31/96                                03/12/96

                                                      EXPIRE            TRANSACT
CONTROL NUMBER              DATE       CREDIT CARD    DATE     AMOUNT     FEE %   TOTAL
=============================================================================================
0000000005035171            01/02/96   Visa          03/96     25.00        8      23.00
                                                            -----------------------------
Total for Sub Account: 5035                                    25.00               23.00
=============================================================================================
0000000005038320            01/09/96   Visa          10/97     25.00         8     23.00
                                                            -----------------------------
Total for Sub Account: 5038                                    25.00               23.00

---------------------------------------------------------------------------------------------
TOTAL                                                          50.00               46.00
---------------------------------------------------------------------------------------------

                     [LETTERHEAD OF TELTRUST APPEARS HERE]


                                                                          Page 4

                            DOMESTIC MINUTES DETAIL

                          Period:01/01/96 - 01/31/96                    03/14/96

   DIST ID     CONTROL NUMBER        CALLS     DURATION     RATE          TOTAL
================================================================================
   12185732    0000000005732655          1        24:48     0.500        12.400
   12185732    0000000005732663          6        19:12     0.500         9.600
   12185732    0000000005732664          2         1:12     0.500         0.600
   12185732    0000000005732666          1         6:00     0.500         3.000
   12185732    0000000005732729          1        21:54     0.500        10.950
   12185732    0000000005732730          1         0:54     0.500         0.450
   12185732    0000000005732732          5        14:30     0.500         7.250
   12185732    0000000005732747          5        17:36     0.500         8.800
   12185732    0000000005732751          2        24:06     0.500        12.050
   12185732    0000000005732772          1        10:42     0.500         5.350
   12185732    0000000005732774          8        20:36     0.500        10.300
   12185732    0000000005732775         18        17:24     0.500         8.700
   12185732    0000000005732777         12        19:54     0.500         9.950
   12185732    0000000005732778          1        22:42     0.500        11.350
   12185732    0000000005732779          1        23:00     0.500        11.500
   12185732    0000000005732780          3        21:48     0.500        10.900
   12185732    0000000005732781          6        18:24     0.500         9.200
   12185732    0000000005732782          6        19:06     0.500         9.550
   12185732    0000000005732783          2         3:18     0.500         1.650
   12185732    0000000005732784          1         0:30     0.500         0.250
   12185732    0000000005732786          1        23:00     0.500        11.500
   12185732    0000000005732787          3        22:24     0.500        11.200
   12185732    0000000005732788         11        19:12     0.500         9.600
   12185732    0000000005732789          7        20:24     0.500        10.200
   12185732    0000000005732791          1         0:54     0.500         0.450
   12185732    0000000005732792          4         4:06     0.500         2.050
   12185732    0000000005732797          5        10:12     0.500         5.100
   12185732    0000000005732798         19        21:54     0.500        10.950
   12185732    0000000005732836          1         0:48     0.500         0.400
   12185732    0000000005732859          1         0:30     0.500         0.250
   12185732    0000000005732861         11        20:00     0.500        10.000
   12185732    0000000005732863          1         9:36     0.500         4.800
   12185732    0000000005732865          1         3:12     0.500         1.600
   12185732    0000000005732982          2        14:12     0.500         7.100
   12185732    0000000005732986          2        19:48     0.500         9.900
   12185732    0000000005732989          1         0:30     0.500         0.250
   12185732    0000000005732992          1         0:30     0.500         0.250
                                   --------------------------------------------
   Totals for Dist ID: 12185732        192       621:24                $310.700
                                   --------------------------------------------
   Totals for Sub Account: 1218        641      2320:24              $1,160.200

-------------------------------------------------------------------------------
  TOTALS                               641      2320:24              $1,160.200
-------------------------------------------------------------------------------

                                    [LOGO]


                  [LETTERHEAD OF TELTRUST TELESERVICES, INC.]


                                                                        Page:  8


                         INTERNATIONAL MINUTES DETAIL

                          Period: 01/01/96 - 01/31/96                   03/15/96

                                                                             FIRST    ADD'L
  DIST ID      COUNTRY             CONTROL NUMBER      CALLS     DURATION      MIN      MIN      TOTAL
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     00120012  CANADA              0000000058846036        4         5:00     0.52     0.00      2.600
     00120012  CANADA              0000000058847064        3        13:00     0.52     0.52      6.760
     00120012  COSTA RICA          0000000058846060        1        13:00     1.64     1.64     21.320
     00120012  COSTA RICA          0000000058846061        1         5:00     1.64     1.64      8.200
                                                       -----------------------------------------------
  Totals for Dist ID:  00120012                           17        52:00                     $ 51.200

     00030472  DOMINICAN RE        0000000058836365        3         6:00     1.26     1.26      7.560
                                                       -----------------------------------------------
  Totals for Dist ID:  00030472                            3         6:00                     $  7.560

     00010507  GERMANY             0000000005881162        2         4:00     1.10     0.00      4.400
                                                       -----------------------------------------------
  Totals for Dist ID:  00010507                            2         4:00                     $  4.400

     00120012  GERMANY             0000000058846068        5        11:00     1.10     1.10     12.100
                                                       -----------------------------------------------
  Totals for Dist ID:  00120012                            5        11:00                     $ 12.100

     00020179  HAWAII              0000000005886190        1         5:00     0.47     0.47      2.350
     00020179  HAWAII              0000000058861108        1        14:00     0.47     0.47      6.580
                                                       -----------------------------------------------
  Totals for Dist ID:  00020179                            2        19:00                     $  8.930

     00120012  HAWAII              0000000058847054        1         1:00     0.47     0.00      0.470
     00120012  JAMAICA             0000000058846049        1         1:00     1.96     0.00      1.960
     00120012  NETHERLANDS         0000000058846059        1         2:00     0.99     0.99      1.980
     00120012  SOUTH AFRICA        0000000058847027        1         1:00     1.85     0.00      1.850
     00120012  SOUTH AFRICA        0000000058847059        2         2:00     1.85     0.00      3.700
     00120012  SWEDEN              0000000058846065        1         5:00     0.83     0.83      4.150
                                                       -----------------------------------------------
  Totals for Dist ID:  00120012                            7        12:00                     $ 14.110

     00030502  UNITED KING         0000000005883892        1        12:00     0.70     0.70      8.400
                                                       -----------------------------------------------
  Totals for Dist ID:  00030502                            1        12:00                     $  8.400

     00120012  UNITED KING         0000000058846014        3        30:00     0.70     0.70     21.000
     00120012  ZIMBABWE            0000000058847015        2         3:00     2.83     2.83      8.490
     00120012  ZIMBABWE            0000000058847048        2         5:00     2.83     2.83     14.150
                                                       -----------------------------------------------
  Totals for Dist ID:  00120012                            7        38:00                     $ 43.640
                                                       -----------------------------------------------
  Totals for Sub Account:  5884                           85       256:00                     $198.280
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
     00040021  ALASKA              0000000058829508        2         2:00     0.47     0.00      0.940
     00040021  ALASKA              0000000058829509        5        52:00     0.47     0.47     24.440
     00040021  CANADA              0000000005882107        1        12:00     0.52     0.52      6.240
     00040021  CANADA              0000000005882108        2        17:00     0.52     0.52      8.840

                     [LETTERHEAD OF TELTRUST APPEARS HERE]

                                                                         Page: 3

                             MEXICO MINUTES DETAIL

                          Period: 01/01/96 - 01/31/96                   03/14/96

                                                           DAY       DAY     NIGHT     NIGHT     DAY     NIGHT
  DIST ID           CONTROL NUMBER      DURATION       1ST MIN   ADD MIN   1ST MIN   ADD MIN   COUNT     COUNT     TOTAL
========================================================================================================================
  00130455          0000000058848050        2:00          0.55      0.55      0.00      0.00       1         0     1.100
  00130455          0000000058848123        1:00          1.29      1.29      0.00      0.00       1         0     1.290
                                        --------------------------------------------------------------------------------
  Totals for Dist ID:       00130455        6:00                                                   3         1    $6.360
                                        --------------------------------------------------------------------------------
  Totals for Sub Account:       5884       48:00                                                  18        10   $75.480

========================================================================================================================
  00010001          0000000000588716        1:00          0.55      0.55      0.00      0.00       1         0     0.550
                                        --------------------------------------------------------------------------------
  Totals for Dist ID:       00010001        1:00                                                   1         0    $0.550
                                        --------------------------------------------------------------------------------
  Totals for Sub Account:       5886        1:00                                                   1         0    $0.550

------------------------------------------------------------------------------------------------------------------------
  TOTALS                                  168:00                                                  51        21   $239.67
------------------------------------------------------------------------------------------------------------------------

                           [LETTERHEAD OF TELTRUST APPEARS HERE]
                                                                       Page:   1



                         IMFORMATIONAL SERVICES DETAIL

                          Period: 01/01/96 - 01/31/96                   03/15/96

                    CONTROL NUMBER           CALLS          DURATION       RATE      TOTAL
==================================================================================================
                    0000000030334159             1              1:00       0.300     0.300
                                            ----------------------------------------------
     Totals for Sub Account:    3033             1              1:00                $0.300

==================================================================================================
                    0000000005042254             1              1:00       0.300     0.300
                    0000000050421448             1              1:00       0.300     0.300
                     000000050429944             1              2:00       0.300     0.600
                                            ----------------------------------------------
     Totals for Sub Account:    5042             3              4:00                $1.200

==================================================================================================
                    0000000005044126             1              1:00       0.300     0.300
                                            ----------------------------------------------
     Totals for Sub Account:    5044             1              1:00                $0.300

--------------------------------------------------------------------------------------------------
     TOTALS                                      5              6:00                 $1.80
--------------------------------------------------------------------------------------------------

                    OPERATOR AND NETWORK SERVICES AGREEMENT
           ---------------------------------------------------------


                                  EXHIBIT XI.

                            FRAUD SYSTEM GUIDELINES





--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.



[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
           ---------------------------------------------------------


                                 EXHIBIT XII.

                      EMERGENCY CALL HANDLING PROCEDURES





--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.



[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
           ---------------------------------------------------------


                                 EXHIBIT XIII.

                        NETWORK CONFIGURATION DIAGRAMS





--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 5 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
           ---------------------------------------------------------


                                 EXHIBIT XIV.

                           SERVICE LEVEL AGREEMENTS
                          FOR PROVISION OF DAILY CDR





--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

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*    Portions of this Agreement have been redacted to preserve the Company's confidential information.



[Prior to redaction of confidential information this Exhibit comprised 1 page.]